Exhibit 10.79

                             SUBORDINATION AGREEMENT

         THIS SUBORINATION AGREEMENT is made as of the 16th day of June, 1999, by and between American Physicians Service Group, Inc., a Texas corporation (the "Creditor"), and APSC, INC., a Delaware corporation ("APSC").


                              W I T N E S S E T H:

WHEREAS, the Creditor has extended certain loans and financial accommodations to APS Consulting, Inc., a Texas corporation (the "Company") pursuant to certain refinancing agreements, loan agreements and instruments executed in connection therewith (collectively, the "Creditor Agreements"); and

         WHEREAS, the Company is indebted to the Creditor, which indebtedness is secured by certain security interests in the assets of the Company (the "Creditor Collateral") pursuant to the Creditor Agreements; and

         WHEREAS, pursuant to the terms of that certain Loan Agreement by and between the Company and APSC, and that certain Promissory Note by and between the Company and APSC, both dated as of June 16, 1999, (collectively, the "Loan Agreement"), APSC may, from time to time, advance funds to the Company; and

         WHEREAS, pursuant to the terms of that certain Security Agreement by and between the Company and APSC, of even date with the Loan Agreement (the "APSC Security Agreement"), APSC desires to obtain a security interest in all of the assets of the Company (the "APSC Collateral") that is senior to the security interests held by Creditor; and

         WHEREAS, the Creditor and APSC wish to enter into certain agreements with respect to the administration of their respective security interests in the Creditor Collateral and the APSC Collateral;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. The Creditor consents to the execution and delivery by the Company of the Loan Agreement and the APSC Security Agreement.

         2. Notwithstanding any provisions to the contrary in the Creditor Agreements or the APSC Security Agreement, the respective orders or priorities which would ordinarily result from the time of granting and the time and place of perfection of the respective security interests of the Creditor and APSC under the Uniform Commercial Code as in effect in any jurisdiction or otherwise:

                  (a) the security interest of APSC in all the assets of the Company shall be superior to and have priority over the security interest of the Creditor in the APSC Collateral; and

                  (b) the security interest of the Creditor in the Creditor Collateral shall be junior to and be subordinate to the security interest of APSC.

         3. APSC agrees to give the Creditor notice of any default, acceleration or enforcement of its security interest under the Loan Agreement, and the Creditor agrees to give to APSC notice of any default, acceleration or enforcement of its security interest under the Creditor Agreements, in each case prior to or concurrently with the giving of such notice to the Company.

         4. At such time as the Company's obligations to the Creditor pursuant to the Creditor Agreements shall have been paid and discharged in full, the Creditor will assign its security interest in all of the Creditor Collateral to APSC and deliver to APSC all instruments and documents included in the Creditor Collateral and in the possession of the Creditor. The Company consents and agrees to such transfer and agrees that any such instruments and documents shall thereafter be held by APSC subject to the provisions of the APSC Security Agreement. The cost and expense of effectuating such assignment shall be borne by the Company.

         5. The Creditor shall not assign or transfer any claim against or interest of any kind in the Creditor Collateral to any person while this Agreement remains in effect unless such person shall execute an agreement reasonably satisfactory to APSC to be bound by this Agreement.

         6. APSC shall not assign or transfer any claim against or interest of any kind in the APSC Collateral to any person while this Agreement remains in effect unless such person shall execute an agreement reasonably satisfactory to the Creditor to be bound by this Agreement.

         7. In the event of commencement of foreclosure or other exercise of remedies under the Creditor Agreements and under the Loan Agreement and Security Agreement, the Creditor and APSC will cooperate in the exercise of their respective remedies.

         8. (a) All notices and reports required to be given hereunder shall be hand delivered or sent by prepaid certified mail, return receipt requested (confirmed by telefax if possible) and shall be deemed to have been given when received. Notices and reports to the Creditor shall be addressed to the Creditor at:

                                    AMERICAN PHYSICIANS SERVICE GROUP, INC.
                                    1301 Capital of Texas Highway, Suite C-300
                                    Austin, Texas 78746
                                    Telephone No.:  512-314-4301
                                    Telefax No.:  512-314-4398
and notices and reports to APSC shall be addressed to APSC at:

                                   APSC, Inc.

                                    1301 Capital of Texas Highway, Suite C-300
                                    Austin, Texas 78746
                                    Telephone No.:  512-314-4301
                                    Telefax No.:  512-314-4398

or such other person or at such other address as either the Creditor or APSC may from time to time specify.

                  (b) APSC will give the Creditor prompt notice of any amendment to or extension or termination of the Loan Agreement or the Security Agreement, and of any other agreement, document or instrument relating to or affecting the APSC Collateral or providing for the extension to the Company of additional credit. The Creditor will give APSC prompt notice of any amendment to or extension or termination of the Creditor Agreements, and of any other agreement, document or instrument relating to or affecting the Creditor Collateral or providing for the extension to the Company of additional credit. In each case, the notifying party shall provide the other party with a copy of an agreement, document or instrument referred to in its notice.

         9. If any dispute shall arise between the parties hereto with respect to this Agreement or with respect to the rights or obligations hereunder of either party, the parties agree to submit to arbitration in Austin, Texas in accordance with the rules of the American Arbitration Association then obtaining.

         10. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         11. THE PARTIES HERETO DO HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     AMERICAN PHYSICIANS SERVICE GROUP, INC.



                                     By:         /s/ W.H. Hayes
                                                ----------------------------

                                     Print Name:  W.H. Hayes
                                                ----------------------------

                                     Title:      Sr. V.P. - Finance
                                                ----------------------------




                                     APSC, INC.


                                     By:           /s/ Duane Boyd
                                                ---------------------------

                                     Print Name:   Duane Boyd
                                                ---------------------------

                                     Title:        President
                                                ---------------------------

The undersigned acknowledges receipt of a copy of the foregoing Agreement and consent to the provision thereof:

APS CONSULTING, INC.


By:          /s/ James J. Connors
            ----------------------------

Print Name:   James J. Connors
            ----------------------------

Title:       President
            ----------------------------